                                                                    Exhibit 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-60819, 333-20163, and 333-72623) of Paxson
Communications Corporation of our report dated March 16, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Miami, Florida
March 26, 2001